24. Commitment to purchase natural gas	12 Months Ended
Dec. 31, 2020
Commitment To Purchase Natural Gas
Commitment to purchase natural gas
24.	Commitment to purchase natural gas

The GSA agreement (Gas Supply Agreement) entered into with Petrobras and Yacimientos Petroliferos Fiscales Bolivianos - YPFB was initially effective until December 31, 2019. In addition, according to agreement provision, after December 31, 2019, the GSA was automatically extended until the entire volume contracted is delivered by YPFB and withdrawn by Petrobras. On March 6, 2020, by means of a contractual amendment, the Parties changed the daily contracted quantity (QDC) from 30.08 million m³ per day to 20 million m³ per day, which became effective as from March 11, 2020.

Thus, as of December 31, 2020, the total amount of the GSA for 2021 is nearly 7.30 billion cubic meters of natural gas (equivalent to 20.00 million cubic meters per day) and corresponds to a total estimated value of US$ 1.06 billion. Based on the aforementioned extension clause, the Company expects purchases to continue through May 2024, on the same volume basis according to current indicators, representing an estimated additional amount of US$ 3.35 billion, for the period from January 1, 2021 to May 05, 2024.